EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-44286
(To Prospectus dated March 12, 2002)



                         [EUROPE 2001 HOLDRS (SM) LOGO]



                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated March 12, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

     The share amounts specified in the table on pages 11 and 12 of the base prospectus shall be replaced with the following:

                                                                 Primary U.S.
                                                       Share        Trading
                 Name of Company        Ticker        Amounts       Market
 -----------------------------------    ------      ----------   ------------
 AEGON N.V.                               AEG            5           NYSE
 Alcatel *                                ALA            3           NYSE
 Amdocs Limited                           DOX            3           NYSE
 ARM Holdings p.l.c. *                   ARMHY           8          NASDAQ
 ASM International N.V.                  ASMI           13          NASDAQ
 ASML Holding N.V.                       ASML            7          NASDAQ
 AstraZeneca p.l.c. *                     AZN            4           NYSE
 Autonomy Corporation p.l.c. *           AUTN            6          NASDAQ
 Aventis S.A. *                           AVE            2           NYSE
 AXA *                                    AXA            6           NYSE
 Bookham Technology p.l.c. *             BKHM           12          NASDAQ
 BP p.l.c.*                               BP             4           NYSE
 Business Objects S.A. *                 BOBJ           4.5         NASDAQ
 Cable & Wireless p.l.c. *                CWP            4           NYSE
 DaimlerChrysler AG                       DCX            4           NYSE
 Deutsche Telekom AG *                    DT             5           NYSE
 Diageo p.l.c. *                          DEO            5           NYSE
 Elan Corporation, p.l.c. *               ELN            4           NYSE
 Ericsson LM Telephone Company *(1)      ERICY          16          NASDAQ
 GlaxoSmithKline p.l.c. *                 GSK            6           NYSE
 Infineon Technologies AG *               IFX            5           NYSE
 ING Groep N.V. *                         ING            4           NYSE
 IONA Technologies p.l.c. *              IONA            3          NASDAQ
 Koninklijke Philips Electronics N.V.     PHG            5           NYSE
 Millicom International Cellular S.A.    MICC            6          NASDAQ
 Nokia Corp. *                            NOK            5           NYSE
 Novartis AG *                            NVS            5           NYSE
 Qiagen N.V.                             QGENF           6          NASDAQ
 Repsol YPF, S.A. *                       REP           11           NYSE
 Royal Dutch Petroleum Company            RD             3           NYSE
 Ryanair Holdings p.l.c. *               RYAAY           8          NASDAQ
 SAP AG *                                 SAP            4           NYSE
 Scottish Power p.l.c. *                  SPI            7           NYSE
 Serono S.A. *                            SRA            9           NYSE
 Shire Pharmaceuticals Group p.l.c. *    SHPGY           4          NASDAQ
 Smartforce p.l.c. *                     SMTF            6          NASDAQ
 Sonera Group p.l.c. *                   SNRA            9          NASDAQ
 STMicroelectronics N.V.                  STM            4           NYSE

                                                   (continued on following page)

                                                                    Primary U.S.
                                                         Share        Trading
                 Name of Company            Ticker      Amounts       Market
 --------------------------------------     ------    ----------   ------------
 Telefonica S.A. *                            TEF      3.183624       NYSE
 Terra Networks, S.A. *                      TRLY         15          NASDAQ
 Total Fina ELF S.A. *                        TOT          3           NYSE
 UBS AG                                       UBS          3           NYSE
 Unilever N.V.                                UN           3           NYSE
 United Pan-Europe Communications N.V. *     UPCOY        13          NASDAQ
 Vivendi Universal *                           V           3           NYSE
 Vodafone Airtouch p.l.c. *                   VOD          6           NYSE
 WPP Group p.l.c. *                          WPPGY         3          NASDAQ

--------------------------
     * The securities of this non-U.S. company trade in the United States as American depository shares. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

     (1) As a result of a rights distribution by Ericsson LM Telephone Company, a component of Europe 2001 HOLDRS, each shareholder of record of an American Depositary Share of Ericsson as of August 13, 2002 received 1 Ericsson right, or 0.16 Ericsson rights per Europe 2001 HOLDR. Holders of a whole Ericsson right were entitled to purchase an American Depositary Share of Ericsson at a price of Swedish Krona 3.80, payable in U.S. dollars. The distributed rights expired on August 27, 2002.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2002.